May 22, 2014
DriveTime Automotive Group, Inc. and DT Acceptance Corporation Price Private Offering of $400 Million Aggregate Principal Amount of 8.00% Senior Secured Notes Due 2021
PHOENIX, ARIZONA--(BUSINESS WIRE) - DriveTime Automotive Group, Inc. and DT Acceptance Corporation (collectively, "DriveTime" or the "Company") announced today that it priced $400 million aggregate principal amount of its 8.00% Senior Secured Notes due 2021(the "Notes"). The Notes were priced at 100% of par, plus accrued interest, if any, from June 3, 2014. DriveTime intends to use the net proceeds from the Notes offering to pay the principal and premium in connection with its previously announced tender offer to purchase any and all of its existing 12.625% Senior Secured Notes due 2017, to pay associated tender fees and other related fees and expenses and to repay certain other indebtedness.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. As a result, the Notes may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. Accordingly, the Notes will be offered and sold within the United States only to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act.

The settlement of the Notes offering is expected to take place on or about June 3, 2014, subject to the satisfaction of certain conditions to the closing of the tender offer and other customary closing conditions.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any security in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
ABOUT DRIVETIME
DriveTime Automotive Group, Inc. ("DTAG") is the leading used vehicle retailer in the United States with a primary focus on the sale and lease of quality used vehicles and related products to the subprime market. Through our national network of Company-owned and operated dealerships, we provide our customers with a comprehensive end-to-end solution for their automotive needs, including the sale, financing and maintenance of their vehicles. Through DTAG’s sister company, DT Acceptance Corporation, we provide auto financing and loan servicing for substantially all of the vehicles we sell. For more information about DriveTime Automotive Group, Inc., visit the corporate website at www.drivetime.com.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Except for the historical information contained in this news release, the matters addressed are forward-looking statements. Forward-looking statements, written, oral or otherwise made, include information relating to future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. These forward-looking statements include, without limitation, statements concerning projections, predictions, expectations, estimates, or forecasts as to our business, financial and operational results, and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates,” and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements speak only as of the date the statements are made. You should not put undue reliance on any forward-looking statements. Investors are referred to the full discussion of risks and uncertainties as included in DriveTime's filings with the Securities and Exchange Commission.
Contact:
DriveTime Automotive Group, Inc.
Jeffrey Risenmay, 602-667-2568
jeffrey.risenmay@drivetime.com